UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2023

TLGY Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41101	98-1603634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4001 Kennett Pike, Suite 302 Wilmington, DE	19807
	(Address of principal executive offices)	(Zip Code)

(1) 302-803-6849

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	TLGYU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TLGY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TLGYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 7, 2023, TLGY Acquisition Corporation (the “Company”) entered into a letter of intent for a potential business combination (the “business combination”) with a prospective business combination target in the alternative materials industry (“Target”). The letter of intent is non-binding except with respect to certain specified provisions relating to, among other things, exclusivity, expenses and other customary provisions.

As of the date of this Current Report on Form 8-K, the Company believes that the material commercial and legal terms of the business combination can likely be agreed upon in short order and anticipates entering into a definitive business combination agreement with Target soon thereafter.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the federal securities laws with respect to the anticipated business combination between the Company and Target, including statements regarding the anticipated timing of the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “positions,” “enables” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the proposed business combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the shareholders of the Company; (iv) risks that the proposed business combination disrupts current plans of Target; (v) the outcome of any legal proceedings that may be instituted against the Company, or related to an agreement and plan of merger with Target or the proposed business combination; (vi) the ability to maintain the listing of the Company’s securities on the NASDAQ; (vii) the price of the Company’s securities, including volatility resulting from changes in the industry in which Target plans to operate, variations in performance across competitors, changes in laws and regulations affecting Target’s business and changes in the combined capital structure; (viii) the ability to implement business plans, forecasts and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (ix) the impact of competitive products or product candidates.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLGY Acquisition Corporation

Date: February 21, 2023	By:	/s/ Jin-Goon Kim
Name: Jin-Goon Kim Title: Chairman and Chief Executive Officer